Transamerica Funds
Transamerica Money Market
Supplement dated December 24, 2008 to the Prospectus Supplement dated October 29, 2008
The following supplements the Supplement to the Prospectuses dated October 29, 2008 concerning Transamerica Money Market (the “Fund”):
On December 5, 2008, the Board of Trustees of the Fund approved extending the participation by the Fund in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through April 30, 2009. The Program extension requires the Fund to pay the U.S. Department of the Treasury a fee equal to 0.015% (1.5 basis points) of the Fund’s net assets as of September 19, 2008. This payment is in addition to the fee paid by the Fund at the start of the Program in October 2008. All other terms, conditions and limitations of the Program, as stated in the Supplement to the Prospectuses dated October 29, 2008, apply to the Program extension.
The Fund’s Board has determined that it is in the best interests of the Fund and its shareholders to participate in the Program extension. If the Secretary of the Treasury elects to extend the Program past April 30, 2009, the Fund will consider whether to continue to participate in the Program.
Additional information regarding the Program (including the Program extension) is available at http//www.ustreas.gov.
The following supplements information found under the fee table in the “Transamerica Money Market - Fees and Expenses” section of the prospectuses:
In order to avoid a negative yield, Transamerica Asset Management, Inc. (“TAM”) or any of its affiliates may waive fees or reimburse expenses of one or more classes of the Fund. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the Fund to TAM or its affiliates. There is no guarantee that the Fund will be able to avoid a negative yield.
Investors Should Retain this Supplement for Future Reference